Exhibit 10.2
FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT

    THIS FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “Amendment”) dated as of September 15, 2025, is made by and between SIERRA MARYSVILLE STORAGE, LLC, an Ohio limited liability company (“Seller”), and MARYSVILLE OWNER LLC, a Delaware limited liability company (“Purchaser”).
W I T N E S S E T H:

    WHEREAS, Seller and Purchaser are parties to that certain Purchase and Sale Agreement dated as of August 14, 2025 (the “Agreement”), pursuant to which Purchaser agreed to buy and Seller agreed to sell certain property located in Marysville, Ohio, as more particularly described in Schedule 2(a) to the Agreement (the “Property”);

     WHEREAS, Seller and Purchaser are mutually desirous of entering into this Amendment to provide for an extension of the Due Diligence period as hereinafter specifically set forth.

    NOW, THEREFORE, for and in consideration of the premises, Ten Dollars ($10.00) in hand paid by Purchaser to Seller, and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged by the parties hereto prior to the execution and delivery of this Amendment, Seller and Purchaser intending to be legally bound, hereby agree as follows:

1.Incorporation of Recitals; Certain Definitions. Each of the foregoing recitals are incorporated herein by this reference and made a part hereof. Capitalized terms not otherwise defined herein shall have the meanings set forth for such terms in the Agreement.
2.Due Diligence Period. The Agreement is hereby amended to extend the Due Diligence Period such that the Due Diligence Period now expires on September 18, 2025.
3.Ratification of Agreement. Except as otherwise amended by this Amendment, the Agreement is hereby ratified and reaffirmed, and all other terms and conditions of the Agreement shall remain in full force and effect, unchanged. In the event of a conflict between the terms of the Agreement and the terms of this Amendment, the terms of this Amendment shall control. This Amendment shall bind and inure to the benefit of Seller and Purchaser and their respective successors and permitted assigns under the Agreement.
4.Counterparts. This Amendment may be executed in multiple counterparts and shall be deemed to have become effective when and only when one or more of such counterparts has been signed by or on behalf of each of the parties to this Amendment and delivered to the other party (although it shall not be necessary that any single counterpart be signed by or on behalf of both parties hereto, and all such counterparts shall be deemed to constitute one and the same instrument). A telecopied facsimile or e-mailed facsimile of a duly executed counterpart of this Amendment shall be sufficient to evidence the binding Agreement of the parties to the terms herein.
5.[Signatures Follow]

Exhibit 10.2
IN WITNESS WHEREOF, the parties have executed this Amendment effective as of the date first set forth above.

SELLER: SIERRA MARYSVILLE STORAGE, LLC, an Ohio limited liability company By:_________________________________ Name: Brent D. Crawford Title: Manager

[signatures continued on next page]

[Signature Page to First Amendment to Purchase and Sale Agreement]

Exhibit 10.2

PURCHASER: MARYSVILLE OWNER LLC, a Delaware limited liability company By:______________________________ Name: Steven Orbuch Title: President

[Signature Page to First Amendment to Purchase and Sale Agreement]

Exhibit 10.2
ACCEPTED AND AGREED TO:

ESCROW AGENT

STEWART TITLE GUARANTY COMPANY

By: ____________________________
Name: Ericka Micciche
Title: Escrow Officer

[Signature Page to First Amendment to Purchase and Sale Agreement]